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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 29, 2005

                              TECHTEAM GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

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
          Delaware                       0-16284                  38-2774613
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                  File No.)            Identification No.)
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
         27335 West 11 Mile Road
          Southfield, Michigan                                           48034
(Address of principal executive offices)                              (Zip Code)
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Registrant's telephone number including area code: (248) 357-2866

       __________________________________________________________________
          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

               On September 29, 2005, Ford Motor Company ("Ford") issued new Purchase Orders to extend TechTeam Global, Inc.'s ("TechTeam" or the "Company") Ford Motor Company Global SPOC Contract from September 30, 2005 through November 30, 2005. The Purchase Orders amend the Purchase Orders issued on July 27, 2005, as reported in the Company's Current Report on Form 8-K dated July 28, 2005, and read:

               2ND AMENDMENT: TO ADD FUNDS AND FOR 2ND 2 MONTH EXTENSION TO TERM BRINGING THE EXPIRATION DATE TO 11/30/2005.

               The July 27, 2005 Purchaser Orders stated:

               THIS EXTENSION IS FROM AUGUST 1, 2005 THRU SEPTEMBER 30, 2005. THIS AMENDMENT IS TO SAFEGUARD THE AGREEMENT FROM UNAUTHORIZED COMMITMENT. ALL CONTRACT TERMS AND PRICING WILL REMAIN THE SAME. IF THE NEW AGREEMENT AND PURCHASE ORDERS ARE ISSUED BEFORE JULY 31, 2005, THEN THIS AMENDMENT WILL BE VOID AND THE REQUISITIONER WILL IMMEDIATELY PUT IN A REQUEST TO DELETE THIS AMENDMENT. IF THE NEW AGREEMENT AND PURCHASE ORDERS ARE ISSUED BETWEEN AUGUST 1, 2005 AND SEPTEMBER 30, 2005, THEN THIS AMENDMENT WILL BE VOID AND THE REQUISTIONER WILL CLOSE OUT ALL REMAINING FUNDS AFTER RECEIVING THE FINAL INVOICE.

               On September 29, 2005, TechTeam issued a Press Release reporting this extension. A copy of the Press Release is attached as Exhibit 99.1.

               On September 29, 2005, the Company entered into an employment contract with Robert W. Gumber, Vice President of Operations EMEA. A copy of the contract is attached as Exhibit 10.1. The contract provides that, from October 1, 2005 through December 31, 2006, Mr. Gumber will be employed as an expatriate in Belgium in the role of Vice President of Operations EMEA. Mr. Gumber will earn a base salary of $225,000. He will also participate in the Company's Annual Incentive Plan. As an expatriate, the Company will also pay additional compensation $5,000 per month for his expatriate services, as well as other benefits standard with expatriate service, including a housing allowance, not to exceed 4,000 euros per month. Until December 31, 2006, Mr. Gumber can be terminated only for cause as defined in the agreement.


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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

          On October 3, 2005, TechTeam Global, Inc. (the "Company"), together with its subsidiary TechTeam Global NV/SA, completed the acquisition of all of the outstanding equity in Akela Informatique SRL ("Akela") from Akela's shareholders, Lucian I. Butnaru, Peter A. Ungureanu, Sabin Girlea, Philippe Bozier, Alain Kremeur, and George Tudor ("Selling Shareholders"). As set forth in the Press Release, dated October 3, 2005 and attached hereto as Exhibit 99.2, Akela provides application development, migration, implementation, and maintenance support services to clients in Romania, France, the United Kingdom, Switzerland, Belgium, Italy, Sweden and the United States.

          As set forth in the Share Purchase Agreement ("SPA"), attached as
          Exhibit 2.01, the initial consideration paid by the Company was euro2,700,000, which was comprised of euro2,450,000 in cash and euro250,000 of Company's common stock. Of the initial cash consideration, euro2,180,000 was paid to the Selling Shareholders, and the remaining euro270,000 was placed into a holdback escrow for a working capital true-up (euro135,000), and a representation and warranties holdback (euro135,000). The number of shares issued will be determined by converting euros into US dollars and dividing the sum by the average stock price of the Company's common stock for the three days prior to and after the transaction. The stock issued will be restricted from sale for two years, and it will be held in escrow as part of the representation and warranties holdback. The final purchase price is subject to a working capital adjustment based upon the change in Akela's net working capital position from December 31, 2004 through October 3, 2005.

          During calendar years 2006 and 2007, the Selling Shareholders may be paid an additional amount based upon Akela's gross profit. If Akela's gross profit exceeds euro1,330,000 in 2006, the Company will pay the Selling Shareholders additional purchase price consideration of euro100,000. If Akela's gross profit exceeds euro2,100,000 in 2007, the Company will pay the Selling Shareholders additional purchase price consideration of euro200,000. If Akela's aggregate gross profit for 2006 and 2007 exceeds euro4,100,000, the Company will pay the Selling Shareholders additional purchase price consideration of euro50,000, and certain key employees of Akela will share in additional compensation of euro100,000.

          The funds used to consummate the acquisition were primarily from available credit under the Loan Agreement detailed in the Company's Current Report on Form 8-K dated January 5, 2005.

          The statements contained in this press release that are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements


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          within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the potential impact of this acquisition on the Company's revenue and earnings performance going forward. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Specifically, there are significant risks associated with acquisitions, including the Company's ability to successfully integrate this acquisition on a timely basis, the retention of key employees, and the retention of key customers. Further, there can be no assurance that it will have the impact on the Company's financial condition and results of operations contemplated in this release. The factors that could affect the anticipated impact include but are not limited to the inability to retain business or key employees of the acquired company. Prospective investors are cautioned that any such forward-looking statements are not guarantees that TechTeam will successfully renew the Global SPOC Services Contract, or renew the specific terms on a basis as favorable as the current contract. The forward-looking statements included in this document are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company's Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission

ITEM 9.01 Financial Statements and Exhibits

               (C) THE FOLLOWING EXHIBITS ARE INCLUDED WITH THE REPORT

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
EXHIBIT 2.01 Share Purchase Agreement between TechTeam Global, Inc., TechTeam Global NV/SA and Akela Informatique SRL, Lucian I. Butnaru, Peter
               A. Ungureanu, Sabin Girlea, Philippe Bozier, Alain Kremeur, and George Tudor, dated October 3, 2005.

EXHIBIT 10.1 Employment and Non-competition Agreement between TechTeam Global, Inc. and Robert W. Gumber, dated September 29, 2005.

EXHIBIT 99.1   Press Release of TechTeam Global, Inc. dated September 29, 2005.

EXHIBIT 99.2   Press Release of TechTeam Global, Inc. dated October 3, 2005.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TECHTEAM GLOBAL, INC.


                                        By /s/ Michael A. Sosin
                                           -------------------------------------
                                           Michael A. Sosin
                                           Vice President, General Counsel and
                                           Secretary

Date: October 5, 2005


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                                  EXHIBIT INDEX

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
EXHIBIT NO.   DESCRIPTION
-----------   -----------
2.01          Share Purchase Agreement between TechTeam Global, Inc., TechTeam
              Global NV/SA and Akela Informatique SRL, Lucian I. Butnaru, Peter
              A. Ungureanu, Sabin Girlea, Philippe Bozier, Alain Kremeur, and
              George Tudor, dated October 3, 2005.

10.1 Employment and Non-competition Agreement between TechTeam Gloabl, Inc. and Robert W. Gumber,dated September 29, 2005.

99.1          Press Release of TechTeam Global, Inc. dated September 29, 2005

99.2          Press Release of TechTeam Global, Inc. dated October 3, 2005
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